UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2011 (April 13, 2011)

AMERICAN LIBERTY PETROLEUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

4900 California Ave, Tower B-210
Bakersfield, CA 93309
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:     (661) 377-2911

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

On April 13, 2011, American Liberty Petroleum Corp. (the “Company”) entered into a Contribution Agreement (the “Contribution Agreement”) with New World Petroleum Investments (“New World”), pursuant to which New World  contributed to the Company four Promissory Notes (the “Notes”) further described below, and in exchange received 10,500,000 shares of the Common Stock, $0.00001 par value, of the Company (the “Contribution Shares”) and Warrants to purchase 10,500,000 shares of Common Stock (the “Contribution Warrants”).  The Contribution Warrants are exercisable on or before April 13, 2014 at a price of approximately nine cents per share.

The Notes contributed by New World to the Company are four Promissory Notes with an aggregate principal amount of $585,000, which were originally executed by the Company and made payable to Keyser Resources, Inc., a Nevada corporation (“Keyser”).   The four Promissory Notes contained the following payment terms:   (a) the unpaid principal amount accrued interest at the rate of six percent (6%) per annum, (b) the unpaid principal and all accrued but unpaid interest thereon was due and payable on February 28, 2011, and (c) the unpaid principal and accrued but unpaid interest could be prepaid in whole or in part at the option of the Company, without penalty or premium.  None of the Notes were secured by any assets of the Company. The maturity date of all four Notes was later extended to April 30, 2011.

 The execution of the initial Note was disclosed on the Company’s Current Report on Form 8-K filed on December 9, 2010, which is incorporated by reference into this Item 3.02. The execution of the second Note was disclosed on the Company’s Current Report on Form 8-K filed on January 11, 2011, which is incorporated by reference into this Item 3.02. The execution of the third Note, and the first extension of the initial Note and the second Note, was disclosed on the Company’s Current Report on Form 8-K filed on March 4, 2011, which is incorporated by reference into this Item 3.02.  The execution of the fourth Note was disclosed on the Company’s Quarterly Report on Form 10-Q filed on March 22, 2011, which is incorporated by reference into this Item 3.02. Finally, the extension of the maturity date of all four Notes to April 30, 2011 was disclosed on the Company’s Current Report on Form 8-K filed on April 1, 2011, which is incorporated by reference into this Item 3.02.

The four Notes were assigned to New World by Keyser in a separate transaction. The four Notes were cancelled by the Company upon receipt.

Neither the Contribution Shares nor the Contribution Warrants were registered under the Securities Act of 1933. The issuance of the Contribution Shares and the Contribution Warrants was completed in reliance upon an exemption from registration pursuant to Regulation S promulgated under the Securities Act of 1933. New World has represented to the Company that it is not a US person as defined in Regulation S, and that it is acquiring the securities issued by the Company for investment purposes only and not with a view towards distribution. Upon the issuance of the Contribution Shares and the Contribution Warrants, New World owned 24,937,500 shares of Common Stock, or approximately 26% of the issued and outstanding shares of the Common Stock of the Company.

Alvaro Vollmers, the sole director and officer of ALP, was the sole director and officer of Keyser until his resignation on March 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2011	AMERICAN LIBERTY PETROLEUM CORP.

	By:	/s/ Alvaro Vollmers
President